                                 (Cover Photo)


                                 AIM BALANCED FUND

[AIM LOGO APPEARS HERE]          ANNUAL REPORT                DECEMBER 31, 1997

                    --------------------------------------

                               AIM BALANCED FUND

                           For shareholders who seek

                        a high total return consistent

                         with preservation of capital

                           by investing in a broadly

                       diversified portfolio consisting

                             of stocks and bonds.

                    --------------------------------------

[COVER PHOTO APPEARS HERE]

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Balanced Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses.
o Because Class C shares have been offered for less than one year (since 8/4/97), all total return figures for Class C shares reflect cumulative total return that has not been annualized.
o During the year ended 12/31/97, the Fund paid distributions on Class A, Class B, and Class C shares of $1.322, $1.142, and $0.962, respectively.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o The NASDAQ (National Association of Securities Dealers Automated Quotation system) Composite Index is a group of more than 4,500 unmanaged over-the-counter securities widely regarded by investors to be representative of the small- and medium-sized company stock universe.
o The Lipper Balanced Funds Index is a net asset value weighted index of the 30 largest funds within the balanced fund investment objective. It is calculated daily with adjustments for distributions as of the ex-dividend dates. It is compiled by Lipper Analytical Services, Inc., an independent mutual fund performance monitor.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


 MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE FDIC OR
   ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR
    GUARANTEED BY, ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT
         RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                          The Chairman's Letter

                    Dear Fellow Shareholder:

                    1997 proved an eventful year in securities markets. The Dow
 [PHOTO OF          Jones Industrial Average reached its all-time high--and
 Charles T.         also had its largest one-day point drop ever, though not
   Bauer,           its largest percentage drop. Volatility was unabated, and
 Chairman of        we experienced the first 10% stock market correction in the
the Board of        U.S. since 1991.
  THE FUND               Never dull and occasionally unsettling, 1997 was also
APPEARS HERE]       a very good year for many investments. For an unprecedented third year in a row, domestic equities rose more than 20%.
                    Late in the year, in the uncertainty brought on by events in Asia, bond markets, especially the U.S. Treasury market, fulfilled their usual role as relative safe havens, and a bull market in bonds took hold. Overseas, though Asian markets plummeted, Europe thrived.
    Market expectations performed an about-face during the year. Worry about the inflationary potential of vigorous economic growth became concern about the potential negative impact of Asia's financial crisis. At fiscal year end, there was no consensus about how serious or widespread this impact would be.
    An interview with your Fund's managers appears on the following pages. They discuss their investment strategies, how your Fund performed in this context, and their outlook for the future.
    In uncertain times like these, your financial consultant remains your best source for information on market trends and for advice on how to invest strategically rather than emotionally. We encourage you to visit your financial consultant regularly to make sure your chosen investments still suit your goals, risk tolerance, and time horizon.

INVESTOR EDUCATION EVENTS
    In addition to professional guidance, every investor needs fundamental information about the saving and investing choices offered by the marketplace. AIM has always championed investor education, convinced a more knowledgeable shareholder is a better customer. A great deal of investment information will be available during two upcoming events, and we hope our shareholders will participate in and learn from them to the greatest extent possible.
    First, from March 29 through April 4, the Securities and Exchange Commission (SEC) will sponsor Saving and Investing Education Week. As the SEC points out, financial markets are more stable when investors are confident in them, and knowledge is a major confidence builder. The week's theme is "Get the facts. It's your money. It's your future." The aim is to inform citizens about the saving and investment possibilities available and to build understanding about how one's financial needs and goals change throughout one's life. The week's awareness and education events will culminate with a national investors town meeting at satellite-linked locations across the nation. You can find out more from the SEC's Web site at www.sec.gov.
    The second event concerns citizens' financial planning for retirement, a subject of growing urgency as the population ages and the solvency of the Social Security system is increasingly debatable. In July, the first National Summit on Retirement Savings will be held at the White House. Under the auspices of the Department of Labor, working through public-private partnership, the summit's goal is to advance the public's knowledge of retirement savings through development of a broad-based education program and to develop recommendations for public/private action to promote private retirement savings among American workers.
    Look for further information on both of these investor education events in the national and local press.
    We are pleased to send you this report on your Fund. Please contact our Client Services department at 800-959-4246 if you have questions or comments. Automated information about your account is available 24 hours a day on the AIM Investor Line, 800-246-5463. Account information and much more can be found on our Web site, www.aimfunds.com.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                   -----------------------------------------

                        In uncertain times like these,

                       your financial consultant remains

                        your best source for information

                      on market trends and for advice on

                      how to invest strategically rather

                               than emotionally.

                   -----------------------------------------

The Managers' Overview

ONCE AGAIN, DISCIPLINED APPROACH SERVES FUND WELL IN VOLATILE YEAR

A roundtable discussion with the Fund management team for AIM Balanced Fund for the fiscal year ended December 31, 1997.

--------------------------------------------------------------------------------

Q.  SECURITIES MARKETS WERE TURBULENT IN 1997. HOW DID THE FUND PERFORM?

A. The Fund turned in excellent performance, outdoing the Lipper Balanced Funds Index of comparable funds, despite unusual volatility and a major correction in the equity markets. Average annual total return for the year was 24.41% for Class A shares and 23.42% for Class B shares. Class C shares produced a cumulative total return of 4.67% from their inception on 8/4/97 through 12/31/97.
          The Fund's excellent long-term performance gathered extensive media attention. According to Lipper Analytical Services, Inc., AIM Balanced Fund Class A shares are in the top 10% of all balanced funds for the 10-, five-, and one-year periods ended December 31.

Q.  HOW WAS THIS IMPRESSIVE LONG-TERM PERFORMANCE ACHIEVED?

A. Through strict investment discipline. The Fund's portfolio strategy involves a target asset allocation of 60% stocks and 40% fixed-income securities, a mix that classic academic studies have found to be squarely among those that can produce optimal risk/return trade-off over the long run. We rebalance the portfolio regularly, selecting individual securities that meet our investment criteria while maintaining the 60/40 balance. Within this broad strategy, the portfolio is very well diversified. For example, in equities, we own small-, medium-, and large-capitalization stocks, so the Fund is able to shift among the various market capitalizations as market sentiment changes. In fixed-income securities, we maintain an intermediate duration so our bond holdings do not fluctuate too widely as interest rates change. And finally, our convertible stock and bond holdings are less volatile than the market as a whole and so act as yet another buffer against the kind of fluctuation we saw in 1997.

Q.  HOW WOULD YOU DESCRIBE MARKET CONDITIONS DURING THE FISCAL YEAR?

A. As the year opened, many expected the Federal Reserve Board (the Fed) to raise interest rates to slow a possibly inflationary economic expansion. By fiscal year end, potential deflation was a topic of discussion and the Fed was expected to do nothing or lower rates at its next meeting. The Asian financial crisis, caused by debt default worries in that region, accounted for much of this change in sentiment because of the uncertainty it caused in markets worldwide.
          As a result, for the year as a whole, large-capitalization stocks again dominated the markets. For a while during the summer and early fall, investors began to look beyond these stocks, but in the wake of events in Asia, they retreated to more liquid blue chips. During the last quarter of 1997, the S&P 500 stocks rose almost 3% while NASDAQ small-company stocks declined almost 7%.
          Market turmoil also increased the attractiveness of less risky investments such as Treasury bonds. A bond rally late in the year pushed the yield on the 30-year U.S. Treasury bond below 6%, its lowest level in more than four years.

Q.  HOW DID THESE TRENDS AFFECT THE FUND?

A. The Fund's broad diversification in its equity holdings was a drawback at times. The portfolio includes a sizable number of small- and mid-capitalization holdings. As we mentioned in our June 30 semiannual report, these small- and mid-cap holdings were somewhat disadvantageous early in 1997. Then they performed beautifully during the second and third quarters. After Asia's market crisis, markets again began to favor large company stocks with more predictable earnings, and our small- and mid-cap holdings kept the Fund from participating fully in this large-cap rally late in the year. On the other hand, the portfolio's fixed-income holdings helped dampen volatility and provide some protection from a potentially serious decline during the last months of the fiscal year. That's the benefit of the balanced portfolio design.

Q.  WHAT WERE SOME WINNING STOCK HOLDINGS FOR THE FUND?

A. We have had very good results from real estate investment trusts, or REITs. Because these instruments produce income as well as potential capital appreciation, they can help moderate volatility in the same way fixed-income investments do.
          REITs in the portfolio include Starwood Lodging Trust, which purchased the prestigious Westin Hotels & Resorts in the fall. We increased our REIT holdings from 1.1% to 3.1% of the portfolio during the fiscal year.

Q.  IN YOUR LAST SHAREHOLDER REPORT, YOU DISCUSSED INCREASING HOLDINGS

===============================================================================
LIPPER RANKINGS
As of 12/31/97
-------------------------------------------------------------------------------

CLASS A SHARES

                               FUNDS IN
                    AIM FUND   BALANCED
          PERIOD      RANK     CATEGORY    TOP %
  1        Year       21          350        6%
  3        Years       3          236        2%
  5        Years       4          109        4%
 10        Years       2           48        5%

CLASS B SHARES (Inception 10/18/93)
  1        Year       42          350       12%
  3        Years       4          236        2%

===============================================================================

Fund percentage rankings are vs. all balanced mutual funds tracked by Lipper, excluding sales charges and including fees and expenses.
===============================================================================

          See important Fund & index disclosures inside front cover.

    OF FINANCIAL COMPANIES. DO YOU CONTINUE TO LIKE THIS SECTOR?

A. Our holdings in the financial sector, including banks, insurers, and brokerage houses, were increased again during the last six months. This is still our largest sector weighting, almost one-fourth of the portfolio. With a growing economy and stable interest rates, financial institutions have prospered. Earnings growth for big money center banks such as Citicorp outdid analysts' expectations.
          The sector also is experiencing a wave of mergers and acquisitions. Through careful securities selection, we want to focus on the companies initiating this consolidation--the franchise companies that will be around five years from now. Though doubts were voiced about the exposure of some multinational banks to the Asian loan situation, the financial sector was the year's best performer among the Dow Jones U.S. industry groups.

Q.  ARE THERE OTHER SECTORS IN WHICH YOU HAVE SIZABLE HOLDINGS?

A. Our second largest sector, 13.9% of the portfolio, is technology. Although tech stocks were hard hit during the market downturn late in 1997, technology remains a rapidly growing sector of the economy. Other major holdings are in health care, which was 12.6% of the portfolio at fiscal year end. These included stocks of pharmaceutical companies, which we expect will benefit as the FDA enacts a more rapid drug-approval process. Finally, we still have quite a few holdings in the energy sector, which turned in very good performance for 1997.

Q.  DO YOU CONTINUE TO HOLD CONVERTIBLE BONDS AND PREFERRED STOCKS?

A. Convertible securities were more than 10% of the portfolio at the fiscal mid year. At fiscal year end, they were approximately 6% of the portfolio. Some of our convertible holdings were called, and we also have converted some because the common stocks they were tied to were more attractive.

Q. DO YOUR FIXED-INCOME HOLDINGS REMAIN FOCUSED ON MEDIUM-MATURITY, HIGH-QUALITY ISSUES?

A. To temper the volatility of the stock market with our fixed-income holdings, we keep to an intermediate maturity structure that is not too sensitive to interest rate changes. The bond portion of the portfolio generally has an average quality rating of "A."
          The low-inflation and falling-interest rates in the U.S. in 1997 provided nearly an ideal climate for both the U.S. government issues and the investment-grade corporate bonds in which we mainly invest. These bond markets were given a boost by the agreement to balance the federal budget and by the turmoil that hit world stock markets in the fall.

Q.  WHAT DO YOU FORESEE IN THE MARKETS AND FOR THE FUND?

A. In the U.S., the economic fundamentals are sound: inflation is low, corporate profits are strong, and the economy is growing at a healthy pace. However, we have had three years of unprecedented 20%-plus returns on equity investments. History shows that the long-term average annual total return for stocks is about 10% to 12%. It is reasonable to think that eventually we will gravitate toward this norm. As we said, the U.S. environment is excellent for bonds.
          Continuing problems in Asia could slow economic growth worldwide. We still haven't sorted out the true magnitude of Asia's troubles and of their impact on the rest of the world.
          The Fund's fixed-income holdings will enable it to take advantage of the bull market in bonds while cushioning the Fund in case the Asian crisis has more serious consequences for the domestic stock market than currently predicted. We remain very confident about our long-term 60/40 strategy.

PORTFOLIO COMPOSITION

As of 12/31/97, based on total net assets

===============================================================================
TOP TEN COMMON STOCK HOLDINGS
-------------------------------------------------------------------------------

 1.  Qwest Communications
             International Inc.              0.59%

 2.  Lilly (Eli) & Co.                       0.53

 3.  CCA Prison Realty Trust                 0.52

 4.  Medtronic, Inc.                         0.49

 5.  Gillette Co.                            0.47

 6.  Bristol-Myers Squibb Co.                0.45

 7.  America Online Inc.                     0.44

 8.  CBS Corp.                               0.44

 9.  Cendant Corp.                           0.43

10.  Washington Mutual Inc.                  0.43

===============================================================================

===============================================================================
TOP TEN FIXED-INCOME HOLDINGS

1.  U.S. Treasury Securities                 5.87%

2.  Florida Windstorm-MBIA                   0.66

3.  Time Warner, Inc.                        0.64

4.  ConAgra Inc.                             0.63

5.  Associates Corp.
    of North America                         0.56

6.  Husky Oil Ltd.                           0.55

7.  US West Cap Funding, Inc.                0.53

8.  Western Resources, Inc.                  0.52

9.  Enron Corp.                              0.51

10. America West Airlines                    0.51

===============================================================================

===============================================================================
STOCK/BOND ALLOCATION

Number of Holdings: 399

Common Stocks                               54.34%

Convertible Bonds                            2.94%

Convertible Preferred Stocks                 3.17%

Corporate Bonds & Notes                     28.79%

Government Bonds & Notes                     7.90%

Preferred Stocks                             0.07%

Cash/Cash Equivalents                        1.91%

Other Assets - Liabilities                   0.88%

===============================================================================
Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.


          See important Fund & index disclosures inside front cover.

Fund Performance

AIM BALANCED FUND VS. BENCHMARK INDEX

The charts compare your Fund's Class A shares to benchmark indexes. An index measures the performance of a hypothetical portfolio. A market index, such as the S&P 500, is not managed; therefore there are no sales charges, expenses, or fees. If you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment. In addition, it is worth noting that the S&P 500 represents stocks only; approximately 40% of AIM Balanced Fund's portfolio is invested in the fixed-income securities. An index of funds, such as the Lipper Balanced Funds Index, includes a number of mutual funds grouped by investment objective. Each of these funds interprets that objective differently, and each employs a different management style and investment strategy. Use of these indexes is intended to give you a general idea of how your Fund performed compared to these benchmarks.

===============================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/97, including sales charges

CLASS A SHARES

   1 Year                  18.50%
   5 Years                 15.81
   10 Years                14.79

CLASS B SHARES

   1 Year                  18.42%
Inception (10/18/93)       14.30

CLASS C SHARES

Inception (8/4/97)          3.67*

*Total return provided is cumulative total return that has not been annualized.
===============================================================================

GROWTH OF A 10,000 INVESTMENT
-----------------------------
(In thousands)
12/31/92-12/31/97
-------------------------------------------------------------------------------
DATE           FUND                 LIPPER            S&P 500
-------------------------------------------------------------------------------
[C]          [C]                  [C]                [C]
12/92        $ 9,524.00           $10,000.00         $10,000.00
12/93        $11,004.00           $11,195.00         $11,003.00
12/94        $10,405.00           $10,966.00         $11,153.00
12/95        $14,044.00           $13,695.00         $15,329.00
12/96        $16,747.00           $15,477.00         $18,839.00
12/97        $20,835.00           $18,580.00         $25,116.00

===============================================================================

(In thousands)
12/31/87-12/31/97
-------------------------------------------------------------------------------
DATE           FUND                  S&P               LIPPER
-------------------------------------------------------------------------------
[C]          [C]                  [C]                [C]
12/87        $ 9,525.00           $10,000.00         $10,000.00
12/88        $10,505.00           $11,650.00         $11,113.00
12/89        $12,064.00           $15,330.00         $13,308.00
12/90        $11,582.00           $14,852.00         $13,395.00
12/91        $16,556.00           $19,358.00         $16,855.00
12/92        $18,151.00           $22,931.00         $18,112.00
12/93        $20,971.00           $22,921.00         $20,277.00
12/94        $19,830.00           $23,232.00         $19,862.00
12/95        $26,765.00           $31,931.00         $24,805.00
12/96        $31,917.00           $39,243.00         $28,032.00
12/97        $39,709.00           $52,317.00         $33,652.00

===============================================================================

Source: Towers Data Systems HYPO--Registered Trademark--; FundStation; Lipper Analytical Services, Inc. Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.
===============================================================================

         Past performance cannot guarantee comparable future results.

                                                              For Consideration

THE ROTH IRA: THE POWER TO KEEP MORE

Contribute After-Tax Dollars Now .. . So You Can Get Federally Tax-Free Savings Later

A new and potentially more powerful type of IRA--the Roth IRA--became available on January 1, 1998. What makes it more powerful? The Roth IRA gives you the opportunity to keep more of what you earn.

    Are you eligible to open a Roth IRA? The answer is yes if you or your spouse has earned income for the tax year for which you want to make the contribution, and your adjusted gross income is below $110,000 if you are a single tax filer, $160,000 if you file jointly.

TWO KEY ROTH IRA BENEFITS:
TAX-FREE AND PENALTY-FREE WITHDRAWALS

o Of earnings after five years. Earnings on your Roth IRA are federally tax-free if your Roth IRA account has been open for five years and you are at least 59 1/2 years old, or in the case of death or disability. You may also use up to $10,000 of your earnings to buy a first home (after five years).

o Of contributions at any time. For instance, if you make annual contributions of $2,000 for the next three years, you may take out up to $6,000 and use that money for any purpose.

HOW YOU MIGHT PUT BOTH BENEFITS TO WORK FOR YOU

Here's an example of how you may take full advantage of a Roth IRA. You are 39 1/2 years old. You contribute $2,000 after-tax annually in your Roth IRA every year for 20 years, earning an average annual return of 10%. After 20 years, your account has grown to $126,005. Now at age 59 1/2 you can begin taking withdrawals and pay no federal income tax or penalty on any of your $126,005. Or you can keep your money invested and take it out whenever you need it.

THE ROTH IRA: TO CONVERT OR NOT TO CONVERT

Can you convert your Traditional IRA to a Roth IRA? The answer is yes if you meet these requirements:
    You must pay taxes on the amount you convert. If you convert in 1998, you can spread your tax payments over the next four years. This four-year allowance will not be available after December 31, 1998.
    You cannot convert to a Roth IRA if you are married and file your tax return separately, or if your annual gross income is over $100,000.

SOME ROTH IRA CONVERSION
GUIDELINES

If you can check most of these boxes, converting your Traditional IRA to a Roth IRA may make sense for you.

[ ] You have assets outside your retirement savings with which you can easily afford to pay the taxes due when you convert.

[ ] You have 10 years or more before you retire. The longer you invest tax-free, the more you benefit.

[ ] Your tax rate will probably be higher in retirement than it is now. If so, you'll pay less taxes now to convert than you would pay at retirement if you withdrew from a traditional IRA.

[ ] You plan to convert in 1998. On January 1, 1999, the ability to spread tax payments over four years disappears.

[ ] You want to keep making contributions after age 70 1/2 and may wish to pass your IRA assets on to your heirs after your death.

    ROTH IRA                     [Graphic]
    CALCULATOR & ANALYZER

The Roth IRA Analyzer & Calculator at AIM's Internet Web site-- www.aimfunds.com-- can help you determine your IRA eligibility status and whether it makes sense for you to convert an existing IRA into a Roth IRA.

MAKE YOUR IRA CONVERSION DECISION A TRULY
INFORMED ONE

Talk to your financial consultant, who knows your specific needs and goals. You may also wish to talk with a tax adviser.

This discussion does not constitute tax advice. Your tax adviser can provide guidance concerning your particular situation.

SCHEDULE OF INVESTMENTS

December 31, 1997

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
DOMESTIC BONDS & NOTES-25.68%

AIRLINES-2.38%

Airplanes Pass Through Trust,
  Sub. Bonds, 10.875%, 03/15/19    $   500,000   $      562,815
---------------------------------------------------------------
America West Airlines, Pass
  Through Ctfs., 6.86%, 07/02/04     5,989,758        6,034,801
---------------------------------------------------------------
American Airlines, Equipment
  Trust, 9.90%, 01/15/11             2,955,000        3,726,344
---------------------------------------------------------------
Delta Air Lines, Inc.,
  Deb., 9.00%, 05/15/16              5,000,000        5,912,050
---------------------------------------------------------------
  Medium Term Notes, 8.52%,
    01/30/04                         2,000,000        2,179,580
---------------------------------------------------------------
Northwest Airlines Corp., Pass
  Through Ctfs., 7.248%, 07/02/14    5,000,000        5,056,250
---------------------------------------------------------------
United Air Lines, Inc., Pass
  Through Ctfs., 9.56%, 10/19/18     3,750,000        4,611,525
---------------------------------------------------------------
                                                     28,083,365
---------------------------------------------------------------

AUTOMOBILES-0.04%

General Motors Corp., Deb.,
  8.80%, 03/01/21                      400,000          491,084
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.42%

First Union Corp,
  Sub. Deb., 7.50%, 04/15/35         3,000,000        3,427,290
---------------------------------------------------------------
  Sub. Notes, 6.375%, 01/15/09         800,000          785,288
---------------------------------------------------------------
Wachovia Corp., Sub. Notes,
  6.375%, 02/01/09                     800,000          789,624
---------------------------------------------------------------
                                                      5,002,202
---------------------------------------------------------------

BANKS (MONEY CENTER)-1.17%

Bankers Trust New York Corp.,
  Gtd. Notes, 7.875%, 02/25/27       3,000,000        3,092,895
---------------------------------------------------------------
  Sub. Notes, 7.50%, 11/15/15        3,000,000        3,128,310
---------------------------------------------------------------
Deutsche Bank Financial, Gtd.
  Unsec. Sub. Deb., 6.70%,
  12/13/06                           3,500,000        3,575,985
---------------------------------------------------------------
Marshall & Ilsley-Series D,
  Medium Term Notes, 6.43%,
  10/15/02                           4,000,000        4,046,960
---------------------------------------------------------------
                                                     13,844,150
---------------------------------------------------------------

BANKS (REGIONAL)-1.59%

HSBC Americas Inc., Sub. Notes,
  7.00%, 11/01/06                    4,000,000        4,082,080
---------------------------------------------------------------
Mercantile Bancorp Inc.,
  Sub. Notes, 6.375%, 01/15/04         700,000          697,914
---------------------------------------------------------------
  Unsec. Sub. Notes, 7.30%,
    06/15/07                         3,000,000        3,158,790
---------------------------------------------------------------
Signet Banking Corp., Sub. Notes,
  7.80%, 09/15/06                    5,000,000        5,444,100
---------------------------------------------------------------

BANKS (REGIONAL)-(CONTINUED)
Swiss Bank Corp.-NY, Sub. Deb.,
  7.375%, 07/15/15                 $ 5,000,000   $    5,340,400
---------------------------------------------------------------
                                                     18,723,284
---------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-0.29%

Coca-Cola Enterprises, Inc.,
  Putable Notes, 7.24%,
  06/20/20(a)                       15,000,000        3,397,950
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.79%

Cablevision Systems Corp., Sr.
  Notes, 7.875%, 12/15/07            4,200,000        4,310,250
---------------------------------------------------------------
Comcast Cable Communications,
  Notes, 8.50%, 05/01/27             3,400,000        3,969,500
---------------------------------------------------------------
TCI Communications Inc., Sr.
  Notes, 8.00%, 08/01/05             1,000,000        1,071,860
---------------------------------------------------------------
                                                      9,351,610
---------------------------------------------------------------

CHEMICALS-0.79%

Solutia Inc., Bonds, 6.72%,
  10/15/37                           4,150,000        4,222,750
---------------------------------------------------------------
Union Carbide Corp., Deb., 6.79%,
  06/01/25                           5,000,000        5,136,000
---------------------------------------------------------------
                                                      9,358,750
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.43%

Millennium America Inc., Sr.
  Unsec. Notes, 7.00%, 11/15/06      5,000,000        5,079,300
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-0.27%

Platinum Technology, Inc., Conv.
  Sub. Notes, 6.25%, 12/15/02
  (acquired 12/11/97; cost
  $3,000,000)(b)                     3,000,000        3,221,250
---------------------------------------------------------------

CONSUMER FINANCE-1.46%

Commercial Credit Co.,
  Notes, 6.625%, 06/01/15            2,000,000        2,037,140
---------------------------------------------------------------
  Putable Notes, 7.875%, 02/01/25    4,000,000        4,606,720
---------------------------------------------------------------
Countrywide Funding Corp., Sub.
  Notes, 8.25%, 07/15/02               500,000          536,105
---------------------------------------------------------------
Ford Motor Credit Co.,
  Notes, 6.125%, 01/09/06            1,500,000        1,472,910
---------------------------------------------------------------
  Notes, 6.75%, 08/15/08               800,000          816,896
---------------------------------------------------------------
GMAC, Notes, 9.00%, 10/15/02         4,175,000        4,645,439
---------------------------------------------------------------
Household Finance Corp., Notes,
  7.125%, 09/01/05                   3,000,000        3,116,880
---------------------------------------------------------------
                                                     17,232,090
---------------------------------------------------------------

ELECTRIC COMPANIES-1.91%

CMS Energy Corp., Sr. Notes,
  7.375%, 11/15/00 (acquired
  11/04/97; cost $3,497,095)(b)      3,500,000        3,518,690
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
ELECTRIC COMPANIES-(CONTINUED)

El Paso Electric Co.,
  Series D Sec. First Mortgage
    Bonds, 8.90%, 02/01/06         $ 4,750,000   $    5,258,962
---------------------------------------------------------------
  Series E Sec. First Mortgage
    Bonds, 9.40%, 05/01/11           4,000,000        4,523,200
---------------------------------------------------------------
UtiliCorp United, Inc., Sr.
  Notes, 6.70%, 10/15/06             3,000,000        3,057,510
---------------------------------------------------------------
Western Resources Inc., Sr.
  Notes, 7.125%, 08/01/09            6,000,000        6,179,040
---------------------------------------------------------------
                                                     22,537,402
---------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.09%

Raytheon Co., Deb., 7.20%,
  08/15/27                           1,000,000        1,049,630
---------------------------------------------------------------

ENTERTAINMENT-1.26%

Time Warner, Inc.,
  Notes, 8.18%, 08/15/07               925,000        1,015,853
---------------------------------------------------------------
  Deb., 9.125%, 01/15/13             6,290,000        7,513,657
---------------------------------------------------------------
  Unsec. Deb., 6.85%, 01/15/26       2,500,000        2,534,625
---------------------------------------------------------------
Viacom, Inc., Sr. Notes, 7.75%,
  06/01/05                           3,750,000        3,853,912
---------------------------------------------------------------
                                                     14,918,047
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.83%

Associates Corp. of North
  America, Series B Sr. Deb.,
  7.95%, 02/15/10                    5,900,000        6,601,510
---------------------------------------------------------------
BellSouth Capital Funding, Deb.,
  6.04%, 11/15/26                    4,000,000        4,110,320
---------------------------------------------------------------
Chrysler Financial Corp., Deb.,
  8.50%, 02/01/18                      150,000          156,225
---------------------------------------------------------------
Finova Capital Corp., Unsec.
  Notes, 7.40%, 05/06/06             3,750,000        3,952,463
---------------------------------------------------------------
General Electric Capital Corp.,
  Deb., 8.30%, 09/20/09                500,000          579,100
---------------------------------------------------------------
US West Cap Funding Inc., Unsec.
  Bonds, 6.95%, 01/15/37             6,000,000        6,203,220
---------------------------------------------------------------
                                                     21,602,838
---------------------------------------------------------------

FOODS-1.00%

ConAgra Inc., Sr. Unsec. Notes,
  7.125%, 10/01/26                   7,000,000        7,459,480
---------------------------------------------------------------
Grand Metro Investment, Gtd.
  Bonds, 7.45%, 04/15/35             4,000,000        4,387,720
---------------------------------------------------------------
                                                     11,847,200
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.36%

Atrix Labs Inc., Conv. Sub.
  Notes, 7.00%, 12/01/04
  (acquired 11/21/97; cost
  $2,000,000)(b)                     2,000,000        1,910,000
---------------------------------------------------------------
Nexstar Pharmaceuticals, Conv.
  Sub. Deb., 6.25%, 08/01/04
  (acquired 07/28/97; cost
  $2,500,000)(b)                     2,500,000        2,375,000
---------------------------------------------------------------
                                                      4,285,000
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.32%

Tenet Healthcare Corp., Sr.
  Notes, 8.00%, 01/15/05           $ 3,750,000   $    3,825,000
---------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-0.97%

Alternative Living Services,
  Conv. Sub. Deb., 5.25%,
  12/15/02                           5,000,000        5,762,500
---------------------------------------------------------------
Assisted Living Concepts, Inc.,
  Conv. Sub. Deb., 6.00%,
  11/01/02                           3,000,000        3,067,500
---------------------------------------------------------------
Sunrise Assisted Living, Inc.,
  Conv. Sub. Notes, 5.50%,
  06/15/02 (acquired 06/03/97;
  cost $2,000,000)(b)                2,000,000        2,582,500
---------------------------------------------------------------
                                                     11,412,500
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.50%

Omnicare, Inc., Sub. Deb., 5.00%,
  12/01/07 (acquired 12/04/97;
  cost $3,500,000)(b)                3,500,000        3,552,500
---------------------------------------------------------------
Res-Care Inc., Conv. Sub. Notes,
  6.00%, 12/01/04 (acquired
  11/18/97; cost $2,000,000)(b)      2,000,000        2,300,000
---------------------------------------------------------------
                                                      5,852,500
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.37%

Torchmark Corp., Notes, 7.875%,
  05/15/23                           4,000,000        4,309,360
---------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-0.66%

Florida Windstorm-MBIA, Sr.
  Notes, 6.85%, 08/25/07
  (acquired 09/05/07; cost
  $7,500,000)(b)                     7,500,000        7,743,750
---------------------------------------------------------------

INVESTMENT MANAGEMENT-0.27%

JPM Capital Trust II, Bonds,
  7.95%, 02/01/27                    3,000,000        3,199,170
---------------------------------------------------------------

LODGING-HOTELS-0.49%

Hilton Hotels Corp., Notes,
  7.20%, 12/15/09                    5,000,000        5,040,500
---------------------------------------------------------------
ITT Corp., Unsec. Gtd. Deb.,
  7.375%, 11/15/15                     750,000          770,663
---------------------------------------------------------------
                                                      5,811,163
---------------------------------------------------------------

NATURAL GAS-0.74%

Enron Corp.,
  Notes, 6.75%, 08/01/09             6,000,000        6,072,420
---------------------------------------------------------------
  Sr. Sub. Deb., 6.75%, 07/01/05       800,000          806,360
---------------------------------------------------------------
Ferrellgas Partners, Series B Sr.
  Sec. Gtd. Notes, 9.375%,
  06/15/06                           1,000,000        1,065,000
---------------------------------------------------------------
PanEnergy Corp., Notes, 7.875%,
  08/15/04                             750,000          815,257
---------------------------------------------------------------
                                                      8,759,037
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.36%

Pride Petroleum Services, Inc.,
  Conv. Sub. Deb., 6.25%,
  02/15/06                           2,000,000        4,232,060
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
OIL & GAS (EXPLORATION & PRODUCTION)-1.01%

Louis Dreyfus Natural Gas Corp.,
  Notes, 6.875%, 12/01/07
  (acquired 12/04/97; cost
  $4,969,600)(b)                   $ 5,000,000   $    4,987,550
---------------------------------------------------------------
Tennessee Gas Pipeline Co.,
  Bonds, 7.00%, 03/15/27             4,000,000        4,217,600
---------------------------------------------------------------
Union Pacific Resources Group
  Inc., Deb., 7.50%, 10/15/26        2,500,000        2,674,075
---------------------------------------------------------------
                                                     11,879,225
---------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-0.50%

AES Corp.,
  Sr. Sub. Notes, 10.25%,
    07/15/06                         1,000,000        1,087,500
---------------------------------------------------------------
  Sr. Sub. Notes, 8.375%,
    08/15/07                         3,000,000        3,007,500
---------------------------------------------------------------
Indiana Michigan Power, Sec.
  Lease Obligation Bonds, 9.82%,
  12/07/22                           1,357,579        1,776,406
---------------------------------------------------------------
                                                      5,871,406
---------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.98%

News America Holdings, Inc.,
  Sr. Gtd. Deb., 9.25%, 02/01/13     4,900,000        5,829,579
---------------------------------------------------------------
  Sr. Gtd. Putable Bonds, 7.43%,
    10/01/26                         5,450,000        5,713,071
---------------------------------------------------------------
                                                     11,542,650
---------------------------------------------------------------

RAILROADS-0.54%

Norfolk Southern Corp., Putable
  Bonds, 7.05%, 05/01/37             3,000,000        3,180,030
---------------------------------------------------------------
Union Pacific Corp., Notes,
  7.25%, 11/01/08                    3,000,000        3,145,590
---------------------------------------------------------------
                                                      6,325,620
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.17%

J.C. Penney Co., Inc., Notes,
  6.50%, 06/15/02                    2,015,000        2,030,777
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.30%

Sovereign Bancorp, Inc., Sub.
  Notes, 8.00%, 03/15/03             3,325,000        3,503,619
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.22%

Atria Communities Inc., Conv.
  Sub. Notes, 5.00%, 10/15/02
  (acquired 10/10/97; cost
  $2,500,000)(b)                     2,500,000        2,565,625
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.26%

Personnel Group of America, Inc.,
  Conv. Sub. Notes, 5.75%,
  07/01/04 (acquired 06/17/97;
  cost $2,750,000)(b)                2,750,000        3,028,300
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.36%

360 Communications Co.,
  Sr. Notes, 7.60%, 04/01/09         2,000,000        2,116,200
---------------------------------------------------------------
  Sr. Unsec. Notes, 7.50%,
    03/01/06                         2,000,000        2,096,820
---------------------------------------------------------------
                                                      4,213,020
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.27%

MCI Communications Corp., Putable
  Deb., 7.125%, 06/15/27           $ 3,000,000   $    3,139,620
---------------------------------------------------------------

WASTE MANAGEMENT-0.31%

WMX Technologies, Inc., Unsec.
  Notes, 7.10%, 08/01/26             3,500,000        3,622,395
---------------------------------------------------------------
    Total Domestic Bonds & Notes                    302,891,949
---------------------------------------------------------------

DOMESTIC COMMON STOCKS-50.19%

AIR FREIGHT-0.15%

AirNet Systems, Inc.(c)                 80,100   $    1,722,150
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.23%

NationsBank Corp.                       45,000        2,736,563
---------------------------------------------------------------

BANKS (MONEY CENTER)-0.92%

BankAmerica Corp.                       30,000        2,190,000
---------------------------------------------------------------
Chase Manhattan Corp.                   45,000        4,927,500
---------------------------------------------------------------
Citicorp                                30,000        3,793,125
---------------------------------------------------------------
                                                     10,910,625
---------------------------------------------------------------

BANKS (REGIONAL)-0.72%

Citizens National Bank of Texas        125,500        1,568,750
---------------------------------------------------------------
Southwest Bancorp of Texas,
  Inc.(c)                               80,300        2,499,338
---------------------------------------------------------------
TCF Financial Corp.                    130,000        4,411,875
---------------------------------------------------------------
                                                      8,479,963
---------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-0.17%

PepsiCo, Inc.                           56,000        2,040,500
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-1.14%

CBS Corp.                              175,000        5,151,562
---------------------------------------------------------------
Heftel Broadcasting Corp.(c)            80,000        3,740,000
---------------------------------------------------------------
Univision Communications Inc.(c)        65,000        4,537,813
---------------------------------------------------------------
                                                     13,429,375
---------------------------------------------------------------

BUILDING MATERIALS-0.35%

Group Maintenance America
  Corp.(c)                             200,000        3,362,500
---------------------------------------------------------------
White Cap Industries, Inc.(c)           43,700          813,913
---------------------------------------------------------------
                                                      4,176,413
---------------------------------------------------------------

CHEMICALS-0.26%

IMC Global, Inc.                        95,000        3,111,250
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-2.21%

ADC Telecommunications, Inc.(c)        105,000        4,383,750
---------------------------------------------------------------
Brightpoint, Inc.(c)                    90,000        1,248,750
---------------------------------------------------------------
Comverse Technology, Inc.(c)            60,000        2,340,000
---------------------------------------------------------------
Corsair Communications, Inc.(c)         26,800          435,500
---------------------------------------------------------------
Excel Switching Corp.(c)                20,900          373,588
---------------------------------------------------------------
Lucent Technologies, Inc.               43,200        3,450,600
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMMUNICATIONS EQUIPMENT-(CONTINUED)

Motorola, Inc.                          50,000   $    2,853,125
---------------------------------------------------------------
NEXTLINK Communications,
  Inc.-Class A(c)                       64,900        1,383,181
---------------------------------------------------------------
Qwest Communications
  International Inc.(c)                116,200        6,913,900
---------------------------------------------------------------
Tellabs, Inc.(c)                        50,000        2,643,750
---------------------------------------------------------------
                                                     26,026,144
---------------------------------------------------------------

COMPUTERS (HARDWARE)-1.18%

Compaq Computer Corp.                   85,000        4,797,187
---------------------------------------------------------------
Dell Computer Corp.(c)                  40,000        3,360,000
---------------------------------------------------------------
International Business Machines
  Corp.                                 37,000        3,868,813
---------------------------------------------------------------
Sun Microsystems, Inc.(c)               46,000        1,834,250
---------------------------------------------------------------
                                                     13,860,250
---------------------------------------------------------------

COMPUTERS (NETWORKING)-0.35%

Cisco Systems, Inc.(c)(d)               75,000        4,181,250
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.40%

Adaptec, Inc.(c)                        41,000        1,522,125
---------------------------------------------------------------
EMC Corp.(c)                           120,000        3,292,500
---------------------------------------------------------------
                                                      4,814,625
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-2.15%

America Online, Inc.(c)(d)              58,000        5,172,875
---------------------------------------------------------------
Computer Associates
  International, Inc.                   49,500        2,617,313
---------------------------------------------------------------
HBO & Co.                              100,000        4,800,000
---------------------------------------------------------------
J.D. Edwards & Co.(c)                   52,900        1,560,550
---------------------------------------------------------------
Microsoft Corp.(c)                      20,000        2,585,000
---------------------------------------------------------------
Midway Games Inc.(c)                    71,900        1,307,681
---------------------------------------------------------------
Sterling Commerce, Inc.(c)              35,000        1,345,313
---------------------------------------------------------------
USWeb Corp.(c)                         250,000        2,343,750
---------------------------------------------------------------
Veritas Software Corp.(c)               50,000        2,550,000
---------------------------------------------------------------
Vestcom International, Inc.(c)          50,000        1,118,750
---------------------------------------------------------------
                                                     25,401,232
---------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.13%

Blyth Industries, Inc.(c)               52,500        1,571,719
---------------------------------------------------------------

CONSUMER FINANCE-0.79%

First Alliance Corp.(c)                 90,000        1,653,750
---------------------------------------------------------------
Green Tree Financial Corp.              65,000        1,702,188
---------------------------------------------------------------
MBNA Corp.                              71,250        1,946,016
---------------------------------------------------------------
SLM Holding Corp.                       29,000        4,034,625
---------------------------------------------------------------
                                                      9,336,579
---------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.45%

Cardinal Health, Inc.                   40,000        3,005,000
---------------------------------------------------------------
Fine Host Corp.(c)                      75,000          759,375
---------------------------------------------------------------
Weider Nutrition International,
  Inc.                                 128,000        1,592,000
---------------------------------------------------------------
                                                      5,356,375
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.40%

General Electric Co.                    29,710   $    2,179,971
---------------------------------------------------------------
SCI Systems, Inc.(c)                    58,000        2,526,625
---------------------------------------------------------------
                                                      4,706,596
---------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS)-0.27%

Kent Electronics Corp.(c)               55,000        1,381,875
---------------------------------------------------------------
OSI Systems, Inc.(c)                   150,000        1,837,500
---------------------------------------------------------------
                                                      3,219,375
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-0.70%

Analog Devices, Inc.(c)                 70,000        1,938,125
---------------------------------------------------------------
General Scanning, Inc.(c)              120,000        2,070,000
---------------------------------------------------------------
Intel Corp.                             60,000        4,215,000
---------------------------------------------------------------
                                                      8,223,125
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTORS)-0.20%

Applied Materials, Inc.(c)              80,000        2,410,000
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.95%

American Express Co.                    35,000        3,123,750
---------------------------------------------------------------
CIT Group, Inc. (The)(c)                93,700        3,021,825
---------------------------------------------------------------
Fannie Mae                              55,000        3,138,438
---------------------------------------------------------------
Finova Group, Inc.                      50,000        2,484,375
---------------------------------------------------------------
Franchise Mortgage Acceptance Co.
  LLC(c)                               155,000        2,848,125
---------------------------------------------------------------
Freddie Mac                             68,000        2,851,750
---------------------------------------------------------------
Medallion Financial Corp.               67,900        1,493,800
---------------------------------------------------------------
MGIC Investment Corp.                   60,000        3,990,000
---------------------------------------------------------------
                                                     22,952,063
---------------------------------------------------------------

FOODS-0.41%

American Italian Pasta Co.-Class
  A(c)                                  57,600        1,440,000
---------------------------------------------------------------
Ralston-Ralston Purina Group            36,000        3,345,750
---------------------------------------------------------------
                                                      4,785,750
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-1.58%

Abbott Laboratories                     32,500        2,130,781
---------------------------------------------------------------
American Home Products Corp.            53,000        4,054,500
---------------------------------------------------------------
Bristol-Myers Squibb Co.                56,000        5,299,000
---------------------------------------------------------------
Johnson & Johnson                       43,000        2,832,625
---------------------------------------------------------------
Warner-Lambert Co.                      35,000        4,340,000
---------------------------------------------------------------
                                                     18,656,906
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.80%

Dura Pharmaceuticals, Inc.(c)          100,000        4,587,500
---------------------------------------------------------------
Forest Laboratories, Inc.(c)            50,000        2,465,625
---------------------------------------------------------------
Spiros Development Corp. II(c)         137,000        2,346,125
---------------------------------------------------------------
                                                      9,399,250
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-1.59%

Lilly (Eli) & Co.                       90,000        6,266,250
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-(CONTINUED)

Merck & Co., Inc.                       43,000   $    4,568,750
---------------------------------------------------------------
Pfizer Inc.                             60,000        4,473,750
---------------------------------------------------------------
Schering-Plough Corp.                   56,000        3,479,000
---------------------------------------------------------------
                                                     18,787,750
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.18%

Tenet Healthcare Corp.(c)               65,000        2,153,125
---------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-0.40%

Sunrise Assisted Living, Inc.(c)       110,000        4,743,750
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.18%

United Healthcare Corp.                 43,000        2,136,562
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-1.67%

Arterial Vascular Engineering,
  Inc.(c)                               60,000        3,900,000
---------------------------------------------------------------
Baxter International Inc.               41,500        2,093,156
---------------------------------------------------------------
Becton, Dickinson & Co.                 30,000        1,500,000
---------------------------------------------------------------
Boston Scientific Corp.(c)              40,000        1,835,000
---------------------------------------------------------------
Guidant Corp.                           40,000        2,490,000
---------------------------------------------------------------
Medtronic, Inc.                        110,000        5,754,375
---------------------------------------------------------------
Quintiles Transnational Corp.(c)        56,000        2,142,000
---------------------------------------------------------------
                                                     19,714,531
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.44%

AmeriPath, Inc.(c)                      68,400        1,162,800
---------------------------------------------------------------
Boron, LePore & Associates,
  Inc.(c)                               18,300          503,250
---------------------------------------------------------------
MAXIMUS, Inc.(c)                        90,000        2,176,875
---------------------------------------------------------------
Omnicare, Inc.                          43,000        1,333,000
---------------------------------------------------------------
                                                      5,175,925
---------------------------------------------------------------

HOUSEHOLD FURNITURE & APPLIANCES-0.36%

Ethan Allen Interiors, Inc.            110,000        4,241,875
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-0.59%

Colgate-Palmolive Co.                   30,000        2,205,000
---------------------------------------------------------------
Kimberly-Clark Corp.                    55,000        2,712,187
---------------------------------------------------------------
Procter & Gamble Co.                    25,000        1,995,312
---------------------------------------------------------------
                                                      6,912,499
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-1.67%

AmerUs Life Holdings, Inc.-Class A      66,700        2,459,563
---------------------------------------------------------------
Equitable Companies, Inc.               85,000        4,228,750
---------------------------------------------------------------
Hartford Life, Inc.-Class A             80,000        3,625,000
---------------------------------------------------------------
Nationwide Financial Services,
  Inc.-Class A                         140,000        5,057,500
---------------------------------------------------------------
PAULA Financial(c)                      36,300          834,900
---------------------------------------------------------------
ReliaStar Financial Corp.               85,000        3,500,937
---------------------------------------------------------------
                                                     19,706,650
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.55%

CIGNA Corp.                             18,000   $    3,115,125
---------------------------------------------------------------
Travelers Group, Inc.                   61,999        3,340,196
---------------------------------------------------------------
                                                      6,455,321
---------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-0.73%

Chubb Corp.                             32,000        2,420,000
---------------------------------------------------------------
Everest Reinsurance Holdings,
  Inc.                                  92,000        3,795,000
---------------------------------------------------------------
Travelers Property Casualty
  Corp.-Class A                         55,000        2,420,000
---------------------------------------------------------------
                                                      8,635,000
---------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-0.25%

Merrill Lynch & Co., Inc.               40,000        2,917,500
---------------------------------------------------------------

INVESTMENT MANAGEMENT-0.04%

Conning Corp.(c)                        27,200          455,600
---------------------------------------------------------------

INVESTMENTS-0.15%

Security Capital Group Inc.-Class
  B(c)                                  55,700        1,810,250
---------------------------------------------------------------

LAND DEVELOPMENT-0.56%

Parkway Properties, Inc.                60,000        2,058,750
---------------------------------------------------------------
Silverleaf Resorts, Inc.(c)             65,800        1,612,100
---------------------------------------------------------------
Trendwest Resorts, Inc.(c)             130,000        2,973,750
---------------------------------------------------------------
                                                      6,644,600
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.63%

Coach USA, Inc.(c)                     120,000        4,020,000
---------------------------------------------------------------
Florida Panthers Holdings,
  Inc.(c)                              100,000        1,725,000
---------------------------------------------------------------
Steinway Musical Instruments(c)         75,000        1,734,375
---------------------------------------------------------------
                                                      7,479,375
---------------------------------------------------------------

LODGING-HOTELS-0.18%

Marriott International, Inc.            30,000        2,077,500
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.53%

Case Corp.                              26,000        1,571,375
---------------------------------------------------------------
Caterpillar Inc.                        55,000        2,670,937
---------------------------------------------------------------
Deere & Co.                             34,000        1,982,625
---------------------------------------------------------------
                                                      6,224,937
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.54%

Diebold, Inc.                           30,000        1,518,750
---------------------------------------------------------------
Superior TeleCom Inc.(c)                76,000        2,626,750
---------------------------------------------------------------
US Filter Corp.(c)                      75,000        2,245,313
---------------------------------------------------------------
                                                      6,390,813
---------------------------------------------------------------

METAL FABRICATORS-0.30%

Metals USA(c)                          229,000        3,492,250
---------------------------------------------------------------

NATURAL GAS-1.93%

Coastal Corp.                           42,000        2,601,375
---------------------------------------------------------------
Columbia Gas System, Inc.               25,000        1,964,062
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
NATURAL GAS-(CONTINUED)

Consolidated Natural Gas Co.            25,000   $    1,512,500
---------------------------------------------------------------
El Paso Natural Gas Co.                 37,000        2,460,500
---------------------------------------------------------------
Energen Corp.                           68,900        2,738,775
---------------------------------------------------------------
KN Energy, Inc.                         48,000        2,592,000
---------------------------------------------------------------
MCN Corp.                               45,000        1,816,875
---------------------------------------------------------------
Sonat, Inc.                             72,000        3,294,000
---------------------------------------------------------------
Williams Companies, Inc. (The)         132,000        3,745,500
---------------------------------------------------------------
                                                     22,725,587
---------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-0.35%

Exxon Corp.                             35,000        2,141,562
---------------------------------------------------------------
Mobil Corp.                             27,000        1,949,062
---------------------------------------------------------------
                                                      4,090,624
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-2.63%

Bayard Drilling Technologies,
  Inc.(c)                               69,600        1,131,000
---------------------------------------------------------------
Cooper Cameron Corp.(c)                 48,000        2,928,000
---------------------------------------------------------------
Diamond Offshore Drilling, Inc.         60,000        2,887,500
---------------------------------------------------------------
EVI, Inc.(c)                            45,000        2,328,750
---------------------------------------------------------------
Halliburton Co.                         60,000        3,116,250
---------------------------------------------------------------
Hanover Compressor Co.(c)              105,000        2,145,938
---------------------------------------------------------------
Nabors Industries, Inc.(c)             102,000        3,206,625
---------------------------------------------------------------
Newpark Resources, Inc.(c)             187,000        3,272,500
---------------------------------------------------------------
Patterson Energy, Inc.(c)               97,800        3,783,637
---------------------------------------------------------------
Pride International, Inc.(c)            50,000        1,262,500
---------------------------------------------------------------
Santa Fe International Corp.            25,100        1,021,256
---------------------------------------------------------------
SEACOR Holdings Inc.(c)                 28,000        1,687,000
---------------------------------------------------------------
Willbros Group, Inc.(c)                150,000        2,250,000
---------------------------------------------------------------
                                                     31,020,956
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.74%

Burlington Resources, Inc.              45,750        2,050,172
---------------------------------------------------------------
Carrizo Oil & Gas, Inc.(c)             115,000          905,625
---------------------------------------------------------------
Nuevo Energy Co.(c)                     60,000        2,445,000
---------------------------------------------------------------
Swift Energy Co.(c)                     44,000          926,750
---------------------------------------------------------------
Vintage Petroleum, Inc.                124,000        2,356,000
---------------------------------------------------------------
                                                      8,683,547
---------------------------------------------------------------

OIL & GAS (REFINING & MARKETING)-0.13%

Tosco Corp.                             40,000        1,512,500
---------------------------------------------------------------

PERSONAL CARE-0.86%

Avon Products, Inc.                     54,000        3,314,250
---------------------------------------------------------------
Estee Lauder Cos.-Class A               25,000        1,285,938
---------------------------------------------------------------
Gillette Co.                            55,000        5,524,063
---------------------------------------------------------------
                                                     10,124,251
---------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-0.50%

AES Corp.(c)                            46,000   $    2,144,750
---------------------------------------------------------------
Calenergy, Inc.(c)                     130,000        3,737,500
---------------------------------------------------------------
                                                      5,882,250
---------------------------------------------------------------

PUBLISHING-0.27%

Meredith Corp.                          50,000        1,784,375
---------------------------------------------------------------
Petersen Companies, Inc.
  (The)-Class A(c)                      58,900        1,354,700
---------------------------------------------------------------
                                                      3,139,075
---------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST-3.13%

Alexandria Real Estate Equities,
  Inc.                                  90,800        2,865,875
---------------------------------------------------------------
Bay Apartment Communities, Inc.         40,000        1,560,000
---------------------------------------------------------------
Boston Properties, Inc.                115,000        3,802,187
---------------------------------------------------------------
Cali Realty Corp.                       80,000        3,280,000
---------------------------------------------------------------
Captec Net Lease Realty, Inc.(c)        90,000        1,546,875
---------------------------------------------------------------
CCA Prison Realty Trust                136,200        6,077,925
---------------------------------------------------------------
Crescent Real Estate Equities,
  Co.                                   40,000        1,575,000
---------------------------------------------------------------
Entertainment Properties Trust         166,700        3,229,812
---------------------------------------------------------------
Golf Trust of America, Inc.             37,700        1,093,300
---------------------------------------------------------------
Imperial Credit Commercial
  Mortgage Investment Corp.            131,100        1,917,338
---------------------------------------------------------------
Mid-Atlantic Realty Trust              175,900        2,583,531
---------------------------------------------------------------
Patriot American Hospitality,
  Inc.                                 120,000        3,457,500
---------------------------------------------------------------
Starwood Lodging                        67,000        3,877,625
---------------------------------------------------------------
                                                     36,866,968
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.32%

CompUSA, Inc.(c)                        85,000        2,635,000
---------------------------------------------------------------
Ingram Micro, Inc.-Class A(c)           40,000        1,165,000
---------------------------------------------------------------
                                                      3,800,000
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.19%

Ross Stores, Inc.                       60,000        2,182,500
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.60%

American Stores Co.                    100,000        2,056,250
---------------------------------------------------------------
Safeway, Inc.(c)                        80,000        5,060,000
---------------------------------------------------------------
                                                      7,116,250
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.31%

Dayton-Hudson Corp.                     55,000        3,712,500
---------------------------------------------------------------

RETAIL (SPECIALTY)-1.13%

Audio Book Club, Inc.(c)               185,000          901,875
---------------------------------------------------------------
Inacom Corp.(c)                         75,000        2,104,688
---------------------------------------------------------------
Linens 'N Things, Inc.(c)               70,000        3,053,750
---------------------------------------------------------------
Polo Ralph Lauren Corp.(c)             120,000        2,917,500
---------------------------------------------------------------
Toys "R" Us, Inc.(c)                    75,000        2,357,812
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
RETAIL (SPECIALTY)-(CONTINUED)

U.S. Office Products Co.(c)            102,000   $    2,001,750
---------------------------------------------------------------
                                                     13,337,375
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.43%

Washington Mutual, Inc.                 80,000        5,105,000
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.59%

Abacus Direct Corp.(c)                  42,400        1,738,400
---------------------------------------------------------------
JLK Direct Distribution
  Inc.-Class A(c)                       25,800          722,400
---------------------------------------------------------------
Outdoor Systems, Inc.(c)               116,100        4,455,337
---------------------------------------------------------------
                                                      6,916,137
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-2.10%

American Residential Services,
  Inc.(c)                              130,000        2,031,250
---------------------------------------------------------------
Avis Rent A Car, Inc.(c)               118,300        3,778,206
---------------------------------------------------------------
Cendant Corp.(c)                       148,992        5,121,607
---------------------------------------------------------------
Comfort Systems USA, Inc.(c)           149,200        2,946,700
---------------------------------------------------------------
Hertz Corp.-Class A                     50,500        2,032,625
---------------------------------------------------------------
INSpire Insurance Solutions,
  Inc.(c)                               85,000        1,774,375
---------------------------------------------------------------
Metzler Group, Inc.(c)                  55,000        2,206,875
---------------------------------------------------------------
Pegasus Systems, Inc.(c)                45,600          678,300
---------------------------------------------------------------
Service Corp. International             33,222        1,227,138
---------------------------------------------------------------
Trammell Crow Co.(c)                    35,400          911,550
---------------------------------------------------------------
U.S. Rentals, Inc.(c)                   87,700        2,060,950
---------------------------------------------------------------
                                                     24,769,576
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.61%

DST Systems, Inc.(c)                    65,000        2,774,687
---------------------------------------------------------------
Equifax, Inc.                           52,000        1,842,750
---------------------------------------------------------------
Learning Tree International,
  Inc.(c)                               90,000        2,598,750
---------------------------------------------------------------
                                                      7,216,187
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.56%

AccuStaff, Inc.(c)                     120,000        2,760,000
---------------------------------------------------------------
Administaff, Inc.(c)                    63,000        1,630,125
---------------------------------------------------------------
Hall, Kinion & Associates,
  Inc.(c)                              100,000        2,187,500
---------------------------------------------------------------
                                                      6,577,625
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.06%

LCC International, Inc.-Class
  A(c)                                  45,000          652,500
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.84%

IXC Communications, Inc.(c)            110,000        3,451,250
---------------------------------------------------------------
Tel-Save Holdings, Inc.(c)             125,000        2,484,375
---------------------------------------------------------------
WinStar Communications, Inc.(c)        160,000        3,990,000
---------------------------------------------------------------
                                                      9,925,625
---------------------------------------------------------------

TELEPHONE-0.98%

Cincinnati Bell, Inc.                   82,000        2,542,000
---------------------------------------------------------------
TELEPHONE-(CONTINUED)

Electric Lightwave, Inc.-Class
  A(c)                                 250,000   $    3,718,750
---------------------------------------------------------------
McLeodUSA Inc.-Class A(c)               45,000        1,440,000
---------------------------------------------------------------
Teleport Communications Group
  Inc.-Class A(c)                       70,000        3,841,250
---------------------------------------------------------------
                                                     11,542,000
---------------------------------------------------------------

TEXTILES (APPAREL)-0.10%

Liz Claiborne, Inc.                     27,000        1,128,938
---------------------------------------------------------------

TOBACCO-0.42%

Philip Morris Companies, Inc.          110,000        4,984,375
---------------------------------------------------------------

TRUCKERS-0.28%

C.H. Robinson Worldwide, Inc.          105,900        2,369,512
---------------------------------------------------------------
Jevic Transportation, Inc.(c)           56,700          914,288
---------------------------------------------------------------
                                                      3,283,800
---------------------------------------------------------------

WASTE MANAGEMENT-0.68%

Denali Inc.(c)                         150,000        1,987,500
---------------------------------------------------------------
Thermo Instrument Systems,
  Inc.(c)                               62,500        2,152,344
---------------------------------------------------------------
USA Waste Services, Inc.(c)             55,000        2,158,750
---------------------------------------------------------------
Waterlink, Inc.(c)                     107,200        1,768,800
---------------------------------------------------------------
                                                      8,067,394
---------------------------------------------------------------
    Total Domestic Common Stocks                    592,027,431
---------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED STOCKS-3.24%

AIR FREIGHT-0.22%

CNF Trust I-$2.50 Conv. Pfd.            45,000        2,632,500
---------------------------------------------------------------

BANKS (REGIONAL)-0.27%

WBK Trust-$3.135 Conv. Pfd.             95,000        3,182,500
---------------------------------------------------------------

CONSUMER FINANCE-0.19%

Money Store, Inc. (The)-$1.72
  Conv. Pfd.                           100,000        2,206,250
---------------------------------------------------------------

ENTERTAINMENT-0.07%

Time Warner Inc.-Series M,
  $102.50 PIK Conv. Pfd.                   712          801,907
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.30%

Medpartners Inc.-$1.442 Conv.
  Pfd. TAPS                            158,000        3,476,000
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-0.14%

McKesson Corp.-$2.50 Conv. Pfd.
  (acquired 02/13/97; cost
  $1,105,000)(b)                        22,100        1,675,047
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.38%

Conseco Inc.-$4.279 Conv. PRIDES        14,000        2,184,000
---------------------------------------------------------------
Penncorp Financial Group,
  Inc.-$3.50 Conv. Pfd. (acquired
  08/02/96-11/15/96; cost
  $2,072,500)(b)                        40,000        2,326,600
---------------------------------------------------------------
                                                      4,510,600
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
INSURANCE (MULTI-LINE)-0.16%

American Bankers Insurance
  Group-$3.125 Conv. Pfd.               20,000   $    1,873,750
---------------------------------------------------------------

INSURANCE BROKERS-0.25%

Frontier Financing Trust-$3.125
  Conv. Pfd. (acquired 10/09/96;
  cost $2,500,000)(b)                   50,000        2,918,750
---------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-0.07%

Salomon Inc.-$3.484 Conv. Pfd.          14,600          865,050
---------------------------------------------------------------

LODGING-HOTELS-0.31%

Host Marriott Corp.-$3.375 Conv.
  Pfd.                                  30,000        1,843,140
---------------------------------------------------------------
Royal Caribbean Cruises
  Ltd.-$3.63 Conv. Pfd.                 20,750        1,765,047
---------------------------------------------------------------
                                                      3,608,187
---------------------------------------------------------------

NATURAL GAS-0.13%

MCN Corp.-$2.013 Conv. PRIDES           46,000        1,575,500
---------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-0.43%

AES Trust I-$2.69 Conv. Pfd.            70,500        5,058,375
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.32%

WorldCom, Inc.-$2.68 Conv. Dep.
  Pfd.                                  36,000        3,780,000
---------------------------------------------------------------
    Total Domestic Convertible Preferred
      Stocks                                         38,164,416
---------------------------------------------------------------

U.S. DOLLAR DENOMINATED FOREIGN
BONDS & NOTES-4.76%

CANADA-2.67%

Bell Canada
  (Telecommunications-Long
  Distance), Deb., 9.50%,
  10/15/10                         $ 1,750,000   $    2,204,107
---------------------------------------------------------------
Great Atlantic & Pacific Tea Co.,
  Inc. (Retail-Food Chains),
  Yankee Gtd. Notes, 7.78%,
  11/01/00 (acquired 10/18/95;
  cost $500,000)(b)                    500,000          516,453
---------------------------------------------------------------
Gulf Canada Resources, Ltd.
  (Oil-International Integrated),
  Sr. Yankee Unsec. Notes, 8.35%,
  08/01/06                           4,500,000        4,904,190
---------------------------------------------------------------
Husky Oil Ltd. (Oil-International
  Integrated), Sr. Yankee Notes,
  7.125%, 11/15/06                   6,300,000        6,472,746
---------------------------------------------------------------
Laidlaw Inc. (Services-Commercial
  & Consumer),
  Deb., 6.65%, 10/01/04              4,000,000        4,028,360
---------------------------------------------------------------
  Deb, 6.72%, 10/01/27               3,000,000        3,047,550
---------------------------------------------------------------
Nova Chemicals Ltd. (Chemicals),
  Yankee Deb., 7.00%, 08/15/26       4,000,000        4,111,600
---------------------------------------------------------------
Province of Manitoba (Sovereign
  Debt), Yankee Bonds, 7.75%,
  07/17/16                           1,500,000        1,717,050
---------------------------------------------------------------
Royal Bank of Canada (Banks-Major
  Regional), Yankee Sub. Notes,
  6.75%, 10/24/11                    3,000,000        2,994,810
---------------------------------------------------------------
CANADA-(CONTINUED)

Talisman Energy (Oil &
  Gas-Exploration & Production),
  Yankee Deb., 7.125%, 06/01/07    $ 1,500,000   $    1,549,140
---------------------------------------------------------------
                                                     31,546,006
---------------------------------------------------------------

CAYMAN ISLANDS-0.48%

Hutchison Whampoa Ltd.
  (Shipping), Series D Sr. Gtd.
  Unsec. Unsub. Deb., 6.988%,
  08/01/37 (acquired 10/02/97;
  cost $6,027,460)(b)                6,000,000        5,606,640
---------------------------------------------------------------

GERMANY-0.60%

Deutsche Bank Finance BV
  (Financial-Diversified), Conv.
  Gtd. Bonds, 3.80%, 02/12/17
  (acquired 01/16/97; cost
  $1,642,600)(a)(b)                  4,000,000        1,790,000
---------------------------------------------------------------
Dresdner Bank A.G. (Banks-Major
  Regional), Sub. Bonds, 6.00%,
  11/03/08                           4,000,000        3,840,000
---------------------------------------------------------------
Tarkett International (Household
  Furniture & Appliances), Yankee
  Sr. Sub. Notes, 9.00%, 03/01/02    1,500,000        1,477,500
---------------------------------------------------------------
                                                      7,107,500
---------------------------------------------------------------

NORWAY-0.22%

Petroleum Geo-Services A.S.A.
  (Oil & Gas-Services), Yankee
  Notes, 7.50%, 03/31/07             2,500,000        2,633,550
---------------------------------------------------------------

UNITED KINGDOM-0.79%

Royal Bank of Scotland PLC
  (Banks-Major Regional), Yankee
  Sub. Notes, 6.375%, 02/01/11       1,500,000        1,452,165
---------------------------------------------------------------
Terra Nova (U.K.) Holdings, Co.
  (Insurance-Property), Gtd. Sr.
  Secured Notes, 7.20%, 08/15/07     3,000,000        3,102,600
---------------------------------------------------------------
Videotron Holdings PLC
  (Broadcasting-Television,
  Radio, & Cable), Sr. Discount
  Notes, 11.125%, 07/01/04(e)        5,000,000        4,725,000
---------------------------------------------------------------
                                                      9,279,765
---------------------------------------------------------------
    Total U.S. Dollar Denominated
      Foreign Bonds & Notes                          56,173,461
---------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED FOREIGN
  BONDS & NOTES-2.97%(f)

AUSTRALIA-0.53%

Australian Government (Sovereign
  Debt), Bonds, 10.00%,
  10/15/07          AUD              5,000,000        4,197,433
---------------------------------------------------------------
Queensland Treasury Corp.
  (Sovereign Debt), Gtd. Bonds,
  6.50%, 06/14/05                    3,000,000        2,000,299
---------------------------------------------------------------
                                                      6,197,732
---------------------------------------------------------------

CANADA-1.13%

Bank of Montreal (Banks-Money
  Center), Sub. Deb., 7.92%,
  07/31/12        CAD                1,850,000        1,458,937
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
CANADA-(CONTINUED)

Bell Mobility Cellular Inc.
  (Telecommunications-Cellular/Wireless),
  Deb., 6.55%, 06/02/08       CAD    2,500,000   $    1,761,065
---------------------------------------------------------------
Canadian Oil Debco Inc. (Oil &
  Gas-Exploration & Production),
  Deb., 11.00%, 10/31/00             1,500,000        1,176,551
---------------------------------------------------------------
NAV Canada (Services-Commercial &
  Consumer), Bonds, 7.40%,
  06/01/27                           3,500,000        2,795,249
---------------------------------------------------------------
Province of Ontario (Sovereign
  Debt), Sr. Unsec. Unsub. Global
  Bonds, 8.00%, 03/11/03             2,300,000        1,783,331
---------------------------------------------------------------
Telegobe Canada, Inc.
  (Telephone), Unsec. Deb.,
  8.35%, 06/20/03                    1,000,000          776,572
---------------------------------------------------------------
Trans-Canada Pipelines (Natural
  Gas), Series Q Deb., 10.625%,
  10/20/09                           1,500,000        1,427,858
---------------------------------------------------------------
Westcoast Energy, Inc. (Oil &
  Gas-Exploration & Production),
  Deb., 6.45%, 12/18/06              3,000,000        2,152,619
---------------------------------------------------------------
                                                     13,332,182
---------------------------------------------------------------

NEW ZEALAND-0.47%

Fannie Mae
  (Financial-Diversified), Notes,
  7.25%, 06/20/02             NZD    9,850,000        5,595,978
---------------------------------------------------------------

UNITED KINGDOM-0.84%

Fannie Mae
  (Financial-Diversified), Sr.
  Unsec. Notes, 6.875%,
  06/07/02  GBP                      2,800,000        4,612,605
---------------------------------------------------------------
Sutton Bridge Financial Ltd.,
  (Financial-Diversified), Gtd.
  Bonds 8.625%, 06/30/22
  (acquired 05/29/97; cost
  $4,890,565)(b)                     3,000,000        5,327,372
---------------------------------------------------------------
                                                      9,939,977
---------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Foreign Bonds &
      Notes                                          35,065,869
---------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-4.15%

ARGENTINA-0.07%

Banco Rio de La Plata S.A.
  (Banks-Money Center)(c)               62,900   $      880,600
---------------------------------------------------------------

BRAZIL-0.19%

Uniao de Bancos Brasileiros
  S.A.-GDR (Banks-Regional)(c)          68,300        2,198,406
---------------------------------------------------------------

CANADA-0.65%

Cadillac Fairview Corp. (Land
  Development)(c)                      144,800        3,402,800
---------------------------------------------------------------
MetroNet Communications
  Corp.-Class B (Communications
  Equipment)(c)                         99,800        1,734,025
---------------------------------------------------------------
Newcourt Credit Group, Inc.
  Warrants
  (Financial-Diversified)               21,700          713,388
---------------------------------------------------------------
CANADA-(CONTINUED)

Philip Services Corp. (Waste
  Management)(c)                       125,000   $    1,796,875
---------------------------------------------------------------
                                                      7,647,088
---------------------------------------------------------------

CHINA-0.08%

China Southern Airlines Co.
  Ltd.-ADR (Airlines)(c)                75,200          991,700
---------------------------------------------------------------

FINLAND-0.14%

Nokia Oyj A.B.-Class A-ADR
  (Communications Equipment)            23,500        1,645,000
---------------------------------------------------------------

FRANCE-0.13%

AXA S.A.-ADR (Insurance-Life &
  Health)(c)                            40,000        1,560,000
---------------------------------------------------------------

IRELAND-0.16%

Warner Chilcott
  Laboratories-SP-ADR (Health
  Care-Drugs-Generic & Other)(c)       150,600        1,863,675
---------------------------------------------------------------

ISRAEL-0.49%

ECI Telecommunications Ltd.
  (Communications Equipment)            24,000          612,000
---------------------------------------------------------------
Gilat Communications Ltd.
  (Telecommunications-Cellular
   /Wireless)(c)                       200,000        1,475,000
---------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Health
  Care-Drugs-Generic & Other)           45,000        2,129,063
---------------------------------------------------------------
Zag Industries Ltd.
  (Chemicals-Speciality)(c)            180,000        1,597,500
---------------------------------------------------------------
                                                      5,813,563
---------------------------------------------------------------

NETHERLANDS-0.17%

New Holland N.V.
  (Machinery-Diversified)()             75,000        1,982,812
---------------------------------------------------------------

NEW ZEALAND-0.12%

Sky Network Television Ltd.
  (Broadcasting-Television, Radio
  & Cable)(c)                           93,700        1,405,500
---------------------------------------------------------------

NORWAY-0.17%

Petroleum Geo-Services ASA-ADR
  (Oil & Gas-Drilling &
  Equipment)(c)                         30,000        1,942,500
---------------------------------------------------------------

PORTUGAL-0.09%

Telecel-Comunicacaoes Pessoais,
  S.A.
  (Telecommunications-Cellular
   /Wireless)(c)                        10,300        1,102,100
---------------------------------------------------------------

SWEDEN-0.17%

Telefonaktiebolaget LM
  Ericsson-ADR (Communications
  Equipment)                            55,000        2,052,188
---------------------------------------------------------------

UNITED KINGDOM-1.52%

Avis Europe PLC
  (Services-Commercial &
  Consumer) (acquired
  03/26/97;cost $1,535,109)(b)(c)      765,450        2,187,418
---------------------------------------------------------------
Bass PLC (Beverages-Alcoholic)()        64,350          998,197
---------------------------------------------------------------
Danka Business Systems PLC-ADR
  (Office Equipment & Supplies)         60,000          956,250
---------------------------------------------------------------
ESG Re Limited
  (Insurance-Life/Health)(c)            70,300        1,652,050
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
UNITED KINGDOM-(CONTINUED)

Railtrack Group PLC (Shipping)()     3,000,000   $    4,764,457
---------------------------------------------------------------
SmithKline Beecham PLC-ADR
  (Health Care-Drugs-Major
  Pharmaceuticals)                      46,000        2,366,125
---------------------------------------------------------------
Stirling Cooke Brown Holdings
  Ltd. (Insurance-Life/Health)(c)       39,400          965,300
---------------------------------------------------------------
Stolt Comex Seaway, S.A. (Oil &
  Gas-Exploration &
  Production)(c)                        80,000        4,000,000
---------------------------------------------------------------
                                                     17,889,797
---------------------------------------------------------------
    Total Foreign Stocks & Other Equity
      Interests                                      48,974,929
===============================================================

                                    PRINCIPAL
                                     AMOUNT
U.S. TREASURY SECURITIES-5.87%

U.S. TREASURY NOTES & BONDS-5.87%

Notes, 6.50%, 05/31/01             $17,000,000   $   17,413,950
---------------------------------------------------------------
Notes, 7.25%, 08/15/04               2,500,000        2,703,400
---------------------------------------------------------------
Notes, 7.50%, 02/15/05               3,000,000        3,298,200
---------------------------------------------------------------
Notes, 6.50%, 10/15/06             $12,000,000   $   12,570,480
---------------------------------------------------------------
Notes, 6.25%, 02/15/07              10,000,000       10,322,900
---------------------------------------------------------------
Bonds, 6.75%, 08/15/26               3,000,000        3,305,430
---------------------------------------------------------------
Bonds, 6.625%, 02/15/27             11,700,000       12,707,955
---------------------------------------------------------------
Bonds, 6.375%, 08/15/27              6,500,000        6,859,710
---------------------------------------------------------------
    Total U.S. Treasury
      Securities                                     69,182,025
---------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES-0.35%

Tennessee Valley Authority,
  Bonds, 5.98%, 04/01/36             4,000,000        4,093,880
---------------------------------------------------------------

REPURCHASE AGREEMENT-1.91%(g)

Smith Barney, Inc., 6.75%,
  01/02/98(h)                       22,553,820       22,553,820
---------------------------------------------------------------
TOTAL INVESTMENTS-99.12%                          1,169,127,780
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.88%                                  10,404,456
---------------------------------------------------------------
NET ASSETS-100.00%                               $1,179,532,236
===============================================================

Notes to Schedule of investments:

(a) Zero coupon bond issued at a discount. The interest rate shown represents the rate of original issue discount.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 12/31/97 was $60,133,445 which represented 5.10% of the Fund's net assets.
(c)  Non-income producing security.
(d)  A portion of this security is subject to call options written. See Note 7.
(e) Discounted bond at purchase. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f) Foreign denominated security. Par value and coupon are denominated in currency of country indicated.
(g) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(h) Joint repurchase agreement entered into 12/31/97 with a maturing value of $400,150,000. Collateralized by $395,097,000 U.S. Government obligations, 0% to 13.875%, due 01/07/98 to 12/15/43 with an aggregate market value at 12/31/97 of $408,000,323.

Investment abbreviations:

ADR   - American Depositary Receipts
AUD   - Australian Dollar
CAD   - Canadian Dollar
Conv. - Convertible
Ctfs. - Certificates
Deb.  - Debenture
Dep.  - Depository
GDR   - Global Depositary Receipt
GBP   - British Pounds
Gtd.  - Guaranteed
NZD   - New Zealand Dollar
Pfd.  - Preferred
PIK   - Payment in Kind
PRIDES- Preferred Redeemable Increased Dividend Equity Security
Sr.   - Senior
Sub.  - Subordinated
TAPS  - Threshold Appreciation Price Securities
Unsec.- Unsecured
Unsub.- Unsubordinated

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997

ASSETS:

Investments, at market value (cost
  $972,947,165)                            $1,169,127,780
---------------------------------------------------------
Foreign currencies, at market value (cost
  $92,811)                                         93,198
---------------------------------------------------------
Receivables for:
  Investments sold                                163,269
---------------------------------------------------------
  Fund shares sold                              6,660,956
---------------------------------------------------------
  Interest and dividends                        8,935,089
---------------------------------------------------------
Investment for deferred compensation plan          19,822
---------------------------------------------------------
Other assets                                       35,115
---------------------------------------------------------
    Total assets                            1,185,035,229
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                         1,147,975
---------------------------------------------------------
  Fund shares reacquired                        2,491,186
---------------------------------------------------------
  Options written                                  90,938
---------------------------------------------------------
  Deferred compensation plan                       19,822
---------------------------------------------------------
Accrued advisory fees                             514,118
---------------------------------------------------------
Accrued administrative service fees                 6,906
---------------------------------------------------------
Accrued distribution fees                         914,189
---------------------------------------------------------
Accrued transfer agent fees                        97,479
---------------------------------------------------------
Accrued trustees' fees                              3,660
---------------------------------------------------------
Accrued operating expenses                        216,720
---------------------------------------------------------
    Total liabilities                           5,502,993
---------------------------------------------------------
Net assets applicable to shares
  outstanding                              $1,179,532,236
=========================================================

NET ASSETS:

Class A                                    $  683,632,584
=========================================================
Class B                                    $  486,505,816
=========================================================
Class C                                    $    9,393,836
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                        26,517,207
=========================================================
Class B                                        18,896,410
=========================================================
Class C                                           364,691
=========================================================
Class A:
  Net asset value and redemption price
    per share                              $        25.78
=========================================================
  Offering price per share:
    (Net asset value of $25.78 divided by
    95.25%)                                $        27.07
=========================================================
Class B:
  Net asset value and offering price per
    share                                  $        25.75
=========================================================
Class C:
  Net asset value and offering price per
    share                                  $        25.76
=========================================================


STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:

Interest                                     $ 23,898,243
---------------------------------------------------------
Dividends (net of $63,548 foreign
  withholding tax)                              6,646,446
---------------------------------------------------------
    Total investment income                    30,544,689
---------------------------------------------------------

EXPENSES:

Advisory fees                                   4,789,939
---------------------------------------------------------
Administrative service fees                        87,375
---------------------------------------------------------
Custodian fees                                     90,832
---------------------------------------------------------
Distribution fees-Class A                       1,325,895
---------------------------------------------------------
Distribution fees-Class B                       3,517,227
---------------------------------------------------------
Distribution fees-Class C                          13,018
---------------------------------------------------------
Trustees' fees                                     12,799
---------------------------------------------------------
Transfer agent fees-Class A                       637,946
---------------------------------------------------------
Transfer agent fees-Class B                       642,019
---------------------------------------------------------
Transfer agent fees-Class C                         3,692
---------------------------------------------------------
Other                                             435,860
---------------------------------------------------------
    Total expenses                             11,556,602
---------------------------------------------------------
Less: Expenses paid indirectly                    (27,927)
---------------------------------------------------------
    Net expenses                               11,528,675
---------------------------------------------------------
Net investment income                          19,016,014
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                        30,048,747
---------------------------------------------------------
  Foreign currencies                              (79,358)
---------------------------------------------------------
  Futures contracts                             4,307,606
---------------------------------------------------------
  Option contracts                                554,458
---------------------------------------------------------
                                               34,831,453
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                       134,971,145
---------------------------------------------------------
  Foreign currencies                              (42,818)
---------------------------------------------------------
  Option contracts                                 10,684
---------------------------------------------------------
                                              134,939,011
---------------------------------------------------------
    Net gain from investment securities,
       foreign currencies, futures and
       option contracts                       169,770,464
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $188,786,478
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                   1997             1996
                                                              --------------   --------------
OPERATIONS:

  Net investment income                                       $   19,016,014   $    9,321,617
---------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                      34,831,453       12,716,582
---------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies, futures and option contracts             134,939,011       41,965,393
---------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         188,786,478       64,003,592
---------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                        (12,472,168)      (6,033,635)
---------------------------------------------------------------------------------------------
  Class B                                                         (5,631,570)      (3,100,998)
---------------------------------------------------------------------------------------------
  Class C                                                            (29,666)              --
---------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                        (19,245,568)      (6,912,890)
---------------------------------------------------------------------------------------------
  Class B                                                        (13,549,718)      (4,888,186)
---------------------------------------------------------------------------------------------
  Class C                                                           (198,011)              --
---------------------------------------------------------------------------------------------
Net equalization credits                                           8,681,162        7,707,610
---------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        260,376,777      212,483,093
---------------------------------------------------------------------------------------------
  Class B                                                        192,163,146      143,138,052
---------------------------------------------------------------------------------------------
  Class C                                                          9,380,380               --
---------------------------------------------------------------------------------------------
    Net increase in net assets                                   608,261,242      406,396,638
---------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                            571,270,994      164,874,356
---------------------------------------------------------------------------------------------
  End of period                                               $1,179,532,236   $  571,270,994
=============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $  958,373,243   $  496,452,940
---------------------------------------------------------------------------------------------
  Undistributed net investment income                             19,641,775       10,459,581
---------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities,
    foreign currencies, futures and option contracts               5,338,635        3,118,901
---------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities,
    foreign currencies, futures and option contracts             196,178,583       61,239,572
---------------------------------------------------------------------------------------------
                                                              $1,179,532,236   $  571,270,994
=============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: the Class A shares, the Class B shares and the Class C shares. The new Class C shares commenced sales on August 4, 1997. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's objective is to achieve as high a total return to investors as possible, consistent with preservation of capital, by investing in a broadly diversified portfolio of high-yielding securities, including common stocks, preferred stocks, convertible securities and bonds.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Bond Premiums -- It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Equalization -- The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and the costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed income when the transaction is recorded so the undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.
F. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.
G. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
H. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
I. Stock Index Futures Contracts -- The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the Fund's portfolio being hedged.
J. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written. The Fund will not write a covered call option if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 5% of the net assets of the Fund.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at an annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1997, AIM was reimbursed $87,375 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 1997, AFS was paid $653,940 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee by the Class B or Class C shares under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer, or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended December 31, 1997, for the Class A shares and Class B shares, and the period August 4, 1997 (date sales commenced) through December 31, 1997, for the Class C shares, the Class A, Class B, and Class C shares paid AIM Distributors $1,325,895, $3,517,227 and $13,018, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $672,146 from sales of the Class A shares of the Fund during the year ended December 31, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1997, AIM Distributors received $99,075 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1997, the Fund paid legal fees of $5,966 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund which reduced Fund expenses by $3,714 during the year ended December 31, 1997. Also during the year ended December 31, 1997 the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $9,699 and $14,514, respectively, under expense offset arrangements. The effect of the above arrangements resulted in reductions of the Fund's total expenses of $27,927 during the year ended December 31, 1997.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended December 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1997 was $999,679,075 and $562,878,959, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1997 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $210,448,136
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (14,427,520)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $196,020,616
=========================================================

Cost of investments for tax purposes is $973,107,164.

NOTE 7-OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended December 31, 1997 are summarized as follows:

                                                                 OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
                                                              ---------     --------
Beginning of year                                                  --              --
-------------------------------------------------------------------------------------
Written                                                         2,585       $ 978,417
-------------------------------------------------------------------------------------
Closed                                                         (1,700)       (794,778)
-------------------------------------------------------------------------------------
Exercised                                                        (135)        (46,843)
-------------------------------------------------------------------------------------
Expired                                                          (150)        (35,174)
-------------------------------------------------------------------------------------
End of year                                                       600       $ 101,622
-------------------------------------------------------------------------------------

Open call option contracts written at December 31, 1997 were as follows:

                                                                                             DECEMBER 31,     UNREALIZED
                                                 CONTRACT   STRIKE    NUMBER OF   PREMIUM        1997        APPRECIATION
                     ISSUE                        MONTH      PRICE    CONTRACTS   RECEIVED   MARKET VALUE   (DEPRECIATION)
-----------------------------------------------  --------   ------    ---------   --------   ------------   --------------
America Online, Inc.                             Jan. 98      95         300      $53,474      $41,251         $12,223
Cisco Systems, Inc.                              Jan. 98      56.67      300       48,148       49,687          (1,539)
                                                                         ---      --------     -------         -------
                                                                         600      $101,622     $90,938         $10,684
                                                                         ===      ========     =======         =======

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1997 and 1996 were as follows:

                                                                        1997                               1996
                                                            -----------------------------      ----------------------------
                                                              SHARES           AMOUNT            SHARES           AMOUNT
                                                            ----------      -------------      ----------      ------------
Sold:
  Class A                                                   16,304,170      $ 379,544,296      11,936,333      $241,163,392
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                    8,995,999        214,419,729       7,608,028       153,665,571
---------------------------------------------------------------------------------------------------------------------------
  Class C*                                                     363,376          9,356,324              --                --
---------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                    1,215,553         29,691,206         571,269        11,884,617
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      710,951         17,509,949         347,628         7,257,995
---------------------------------------------------------------------------------------------------------------------------
  Class C*                                                       8,636            215,490              --                --
---------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                   (6,305,229)      (148,858,725)     (2,004,527)      (40,564,916)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                   (1,668,675)       (39,766,532)       (876,383)      (17,785,514)
---------------------------------------------------------------------------------------------------------------------------
  Class C*                                                      (7,321)          (191,434)             --                --
---------------------------------------------------------------------------------------------------------------------------
                                                            19,617,460      $ 461,920,303      17,582,348      $355,621,145
===========================================================================================================================

* Class C shares commenced sales on August 4, 1997.

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A outstanding during each of the years in the four-year period ended December 31, 1997, the four months ended December 31, 1993 and the year ended August 31, 1993, for a share of Class B outstanding during each of the years in the four-year period ended December 31, 1997 and the period October 18, 1993 (date sales commenced) through December 31, 1993, and for a share of Class C outstanding during the period August 4, 1997 (date sales commenced) through December 31, 1997. Prior to October 15, 1993, the Fund was known as AIM Convertible Securities, Inc. and had a different investment objective.

                                                                                            CLASS A
                                                              -------------------------------------------------------------------
                                                                                  DECEMBER 31,                         AUGUST 31,
                                                              -----------------------------------------------------    ----------
                                                                1997         1996      1995       1994       1993         1993
                                                              --------     --------   -------    -------    -------    ----------
Net asset value, beginning of period                          $ 21.84      $  19.22   $ 14.62    $ 16.10    $ 15.97     $ 12.77
------------------------------------------------------------  --------     --------   -------    -------    -------     -------
Income from investment operations:
 Net investment income                                           0.60          0.66      0.49       0.44       0.10        0.32
------------------------------------------------------------  --------     --------   -------    -------    -------     -------
 Net gains (losses) on securities (both realized and
   unrealized)                                                   4.66          2.99      4.57      (1.31)      0.18        3.18
------------------------------------------------------------  --------     --------   -------    -------    -------     -------
   Total from investment operations                              5.26          3.65      5.06      (0.87)      0.28        3.50
------------------------------------------------------------  --------     --------   -------    -------    -------     -------
Less distributions:
 Dividends from net investment income                           (0.55)        (0.55)    (0.46)     (0.39)     (0.15)      (0.30)
------------------------------------------------------------  --------     --------   -------    -------    -------     -------
 Distributions from net realized gains                          (0.77)        (0.48)       --      (0.22)        --          --
------------------------------------------------------------  --------     --------   -------    -------    -------     -------
   Total distributions                                          (1.32)        (1.03)    (0.46)     (0.61)     (0.15)      (0.30)
------------------------------------------------------------  --------     --------   -------    -------    -------     -------
Net asset value, end of period                                $ 25.78      $  21.84   $ 19.22    $ 14.62    $ 16.10     $ 15.97
============================================================  ========     ========   =======    =======    =======     =======
Total return(a)                                                 24.41%        19.25%    34.97%     (5.44)%     1.76%      27.75%
============================================================  ========     ========   =======    =======    =======     =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $683,633     $334,189   $92,241    $37,572    $23,520     $19,497
============================================================  ========     ========   =======    =======    =======     =======
Ratio of expenses to average net assets                           0.98%(b)(c)  1.15%     1.43%(d)   1.25%(d)  2.17%(f)     2.07%
============================================================  ========     ========   =======    =======    =======     =======
Ratio of net investment income to average net assets              2.48%(b)     2.97%     2.81%(e)   3.07%(e)   1.81%(f)    2.23%
============================================================  ========     ========   =======    =======    =======     =======
Portfolio turnover rate                                             66%          72%       77%        76%       233%        154%
============================================================  ========     ========   =======    =======    =======     =======
Average brokerage commission rate paid(g)                     $ 0.0570     $ 0.0558       N/A        N/A        N/A         N/A
============================================================  ========     ========   =======    =======    =======     =======

(a) Does not deduct sales charges and are not annualized for periods less than one year.
(b)  Ratios are based on average net assets of $530,358,031.
(c) Includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.46% and 1.68% for 1995 and 1994, respectively.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 2.78% and 2.64% for 1995 and 1994, respectively.
(f)  Annualized.
(g) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                            CLASS B                                    CLASS C
                                                  --------------------------------------------------------------       -------
                                                    1997           1996       1995          1994          1993          1997
                                                  --------       --------    -------       -------       -------       -------
Net asset value, beginning of period              $  21.83       $  19.22    $ 14.62       $ 16.11       $ 16.69       $ 25.55
-----------------------------------------------   --------       --------    -------       -------       -------       -------
Income from investment operations:
 Net investment income                                0.38           0.48       0.31          0.31          0.04          0.16
-----------------------------------------------   --------       --------    -------       -------       -------       -------
 Net gains (losses) on securities (both
   realized and unrealized)                           4.68           2.99       4.61         (1.31)        (0.58)         1.01
-----------------------------------------------   --------       --------    -------       -------       -------       -------
     Total from investment operations                 5.06           3.47       4.92         (1.00)        (0.54)         1.17
-----------------------------------------------   --------       --------    -------       -------       -------       -------
Less distributions:
 Dividends from net investment income                (0.37)         (0.38)     (0.32)        (0.27)        (0.04)        (0.19)
-----------------------------------------------   --------       --------    -------       -------       -------       -------
 Distributions from net realized gains               (0.77)         (0.48)        --         (0.22)           --         (0.77)
-----------------------------------------------   --------       --------    -------       -------       -------       -------
     Total distributions                             (1.14)         (0.86)     (0.32)        (0.49)        (0.04)        (0.96)
-----------------------------------------------   --------       --------    -------       -------       -------       -------
Net asset value, end of period                    $  25.75       $  21.83    $ 19.22       $ 14.62       $ 16.11       $ 25.76
===============================================   ========       ========    =======       =======       =======       =======
Total return(a)                                      23.42%         18.28%     33.93%        (6.23)%       (3.23)%        4.67%
===============================================   ========       ========    =======       =======       =======       =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $486,506       $237,082    $72,634       $20,245       $ 2,754       $ 9,394
===============================================   ========       ========    =======       =======       =======       =======
Ratio of expenses to average net assets               1.79%(b)(c)    1.97%      2.21%(d)      1.98%(d)      2.83%(f)     1.78%(c)(g)
===============================================   ========       ========    =======       =======       =======       =======
Ratio of net investment income to average net
 assets                                               1.67%(b)       2.15%      2.03%(e)      2.34%(e)      1.15%(f)      1.68%(g)
===============================================   ========       ========    =======       =======       =======       =======
Portfolio turnover rate                                 66%            72%        77%           76%          233%           66%
===============================================   ========       ========    =======       =======       =======       =======
Average brokerage commission rate paid(h)         $ 0.0570       $ 0.0558        N/A           N/A           N/A       $0.0570
===============================================   ========       ========    =======       =======       =======       =======


(a) Does not deduct contingent deferred sales charges and are not annualized for periods less than one year.
(b)  Ratios are based on average net assets of $351,722,707.
(c) Includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.23% and 2.45% for 1995 and 1994, respectively.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 2.01% and 1.87% for 1995 and 1994, respectively.
(f)  Annualized.
(g) Ratios are annualized and based on average net assets of $3,167,605.
(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Trustees and Shareholders of
                       AIM Balanced Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Balanced Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the four-month period ended December 31, 1993, and the year ended August 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Balanced Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the four-month period ended December 31, 1993, and the year ended August 31, 1993, in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP

                       Houston, Texas
                       February 6, 1998

                                                            Trustees & Officers

BOARD OF TRUSTEES                             OFFICERS                                        OFFICE OF THE FUND

Charles T. Bauer                              Charles T. Bauer                                11 Greenway Plaza
Chairman                                      Chairman                                        Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                                       INVESTMENT ADVISOR
Director
Ace Limited;                                  John J. Arthur                                  A I M Advisors, Inc.
Formerly Director, President, and Chief       Senior Vice President and Treasurer             11 Greenway Plaza
Executive Officer                                                                             Suite 100
COMSAT Corporation                            Carol F. Relihan                                Houston, TX 77046
                                              Senior Vice President
Owen Daly II                                  and Secretary                                   TRANSFER AGENT
Director
Cortland Trust Inc.                           Gary T. Crum                                    A I M Fund Services, Inc.
                                              Senior Vice President                           P.O. Box 4739
Jack Fields                                                                                   Houston, TX 77210-4739
Chief Executive Officer                       Dana R. Sutton
Texana Global, Inc.;                          Vice President and Assistant Treasurer          CUSTODIAN
Formerly Member of the
U.S. House of Representatives                 Robert G. Alley                                 State Street Bank & Trust Company
                                              Vice President                                  225 Franklin Street
Carl Frischling                                                                               Boston, MA 02110
Partner                                       Stuart W. Coco
Kramer, Levin, Naftalis & Frankel             Vice President                                  COUNSEL TO THE FUND

Robert H. Graham                              Melville B. Cox                                 Ballard Spahr
President and Chief Executive Officer         Vice President                                  Andrews & Ingersoll
A I M Management Group Inc.                                                                   1735 Market Street
                                              Karen Dunn Kelly                                Philadelphia, PA 19103
John F. Kroeger                               Vice President
Formerly Consultant                                                                           COUNSEL TO THE TRUSTEES
Wendell & Stockel Associates, Inc.            Jonathan C. Schoolar
                                              Vice President                                  Kramer, Levin, Naftalis & Frankel
Lewis F. Pennock                                                                              919 Third Avenue
Attorney                                      P. Michelle Grace                               New York, NY 10022
                                              Assistant Secretary
Ian W. Robinson                                                                               DISTRIBUTOR
Consultant; Formerly Executive                Nancy L. Martin
Vice President and                            Assistant Secretary                             A I M Distributors, Inc.
Chief Financial Officer                                                                       11 Greenway Plaza
Bell Atlantic Management                      Ofelia M. Mayo                                  Suite 100
Services, Inc.                                Assistant Secretary                             Houston, TX 77046

Louis S. Sklar                                Kathleen J. Pflueger                            AUDITORS
Executive Vice President                      Assistant Secretary
Hines Interests                                                                               KPMG Peat Marwick LLP
Limited Partnership                           Samuel D. Sirko                                 700 Louisiana
                                              Assistant Secretary                             Houston, TX 77002

                                              Stephen I. Winer
                                              Assistant Secretary

                                              Mary J. Benson
                                              Assistant Treasurer

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Balanced Fund Class A, Class B, and Class C shares paid ordinary dividends in the amount of $0.97, $0.79, and $0.61 per share, respectively, to shareholders during its tax year ended December 31, 1997. Of these amounts 14.51% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $0.352 per share during its tax year ended December 31, 1997. Of long-term capital gains distributed, 42.21% is 20% rate gain.

REQUIRED STATE INCOME TAX INFORMATION

Of the total ordinary dividends paid, 12.48% for Class A, 11.77% for Class B, and 10.78% for Class C shares were derived from U.S. Treasury obligations.

                          ---------------------------

                             Current shareholders

                                 can call our

                             AIM Investor Line at

                                 800-246-5463

                               for 24-hour-a-day

                             account information.

                          ---------------------------

                            HOW AIM MAKES INVESTING
                                 EASY FOR YOU

o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds.

o RETIREMENT PLANS. You may purchase shares of the fund for your Individual Retirement Account (IRA) or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hours-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o www.aimfunds.com. As a current shareholder, you can check account balances 24-hours-a-day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

                                                                       THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                       AGGRESSIVE GROWTH
                                                                       AIM Aggressive Growth Fund*
                                                                       AIM Asian Growth Fund
                                                                       AIM Capital Development Fund
                                                                       AIM Constellation Fund
                                                                       AIM European Development Fund
                                                                       AIM Global Aggressive Growth Fund

                                                                       GROWTH OF CAPITAL
                                                                       AIM Advisor International Value Fund
                 [PHOTO OF                                             AIM Blue Chip Fund
              11 GREENWAY PLAZA                                        AIM Global Growth Fund
               APPEARS HERE]                                           AIM Growth Fund
                                                                       AIM International Equity Fund
                                                                       AIM Value Fund
                                                                       AIM Weingarten Fund

                                                                       GROWTH AND INCOME OF INCOME WITH CAPITAL GROWTH
                                                                       AIM Advisor Flex Fund
                                                                       AIM Advisor Large Cap Value Fund
                                                                       AIM Advisor MultiFlex Fund
                                                                       AIM Advisor Real Estate Fund
                                                                       AIM Balanced Fund
                                                                       AIM Charter Fund
                                                                       AIM Global Utilities Fund

                                                                       HIGH CURRENT INCOME OR CURRENT INCOME
                                                                       AIM High Yield Fund
                                                                       AIM Global Income Fund
                                                                       AIM Income Fund

                                                                       CURRENT TAX-FREE INCOME
                                                                       AIM High Income Municipal Fund
                                                                       AIM Municipal Bond Fund
                                                                       AIM Tax-Exempt Bond Fund of Connecticut
                                                                       AIM Tax-Free Intermediate Fund

                                                                       CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                       AIM Intermediate Government Fund
                                                                       AIM Limited Maturity Treasury Fund
                                                                       AIM Money Market Fund
                                                                       AIM Tax-Exempt Cash Fund

A I M Management Group Inc. has provided leadership in the             *AIM Aggressive Growth Fund was closed to new investors on
mutual fund industry since 1976 and manages approximately              June 5, 1997.  For more complete information about any AIM
$83 billion in assets for more than 3.7 million shareholders,          Fund(s), including sales charges and expenses, ask your
including individual investors, corporate clients, and financial       financial consultant or securities dealer for a free
institutions as of December 31, 1997. The AIM Family of                prospectus(es). Please read the prospectus(es) carefully
Funds--Registered Trademark-- is distributed nationwide, and           before you invest or send money.
AIM today ranks among the nation's top 15 mutual fund
companies in assets under management, according to Lipper                             INVEST WITH DISCIPLINE-SM-
Analytical Services, Inc.